EXHIBIT 10.41

                      LOAN AGREEMENT AND SECURITY AGREEMENT


Rockland, Massachusetts

Annie's Homegrown, Inc. f/k/a Annie's, Inc.
180 Second Street, Chelsea, Suffolk County, Massachusetts


The undersigned debtor (hereinafter referred to as "Borrower"), for good and valuable consideration, and to induce Presidential Financial Corporation of Massachusetts (hereinafter referred to as "Lender") to accept this agreement and to make the loans and advances described hereunder, hereby agrees as follows:

         1. Request for Loan. From time to time the Borrower may request, and the Lender in its sole discretion may loan the Borrower up to seventy-seven and four tenths Percent (77.4 %) of the amount of Approved Receivables (as hereinafter defined) submitted by Borrower to Lender, provided, however, that the total principal amount of such loans and advances to Borrower shall not exceed Borrower's maximum line of credit extended from time to time by the Lender and determined in Lender's sole discretion. All loans and advances made by Lender hereunder shall be evidenced by a demand promissory note (the "Note") executed by Borrower. Interest and service charges on such loans shall be charged by Lender and paid by Borrower at such rates and at such times as are provided in the Note or as may be agreed upon by the parties. "Approved Receivables" as used herein shall mean only such accounts, contract rights, chattel paper, instruments, drafts, or general intangibles as from time to time shall be acceptable to Lender, in its sole judgment and discretion, in terms of quality and current status.

         2. Security Interest. To secure the performance by Borrower of all of its obligations hereunder, and to secure all amounts due under the Note, including any renewal or extension thereof, as well as payment of any and all indebtedness which may now or hereafter be owing by Borrower to Lender, its successors and assigns, however and whenever credited, arising or evidenced, whether alone or together with another or others, whether direct, indirect, or by way of assignment, whether joint or several, absolute or contingent, due or to become due, and whether as principal, maker, endorser, surety, guarantor, mortgagee or otherwise, or which the Lender may now or hereafter have, own or hold (all of said debts, obligations and liabilities are herein collectively called the "Liabilities") and whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, Borrower hereby grants to Lender a present and continuing lien upon, and a security interest in all of Borrower's accounts, contract rights, chattel paper, instruments, drafts and general intangibles, whether now existing or hereafter arising or acquired (herein referred to as the "Receivables"), and in any other property of any nature whatsoever of Borrower now or hereafter in the possession of, assigned to or hypothecated to the Lender for any purpose, including but not limited to balances, credits, items and monies of Borrower now or hereafter with Lender and all dividends and distributions on or rights in connection with any such property and all rights of Borrower earned or to be earned under contracts to sell goods or render services. All of such property and Receivables are hereafter referred to as the "Collateral," and shall also include all proceeds thereof.

         3. Account Collection. The Lender may, at its option and at Borrower's expense, effect the cash collection of the Receivables; however, until receiving notice from the Lender to the contrary, the Borrower will, at its own expense, endeavor to collect all amounts due under the Receivables, including the taking of such action with respect to such collection including, but not limited to, litigation, as the Lender may reasonably request or, in the absence of such request, as Borrower may deem necessary or advisable. Borrower may in the ordinary course of business, grant to any party obligated on Receivables, any rebate or adjustment to which such party may be lawfully entitled, and, may accept, in connection therewith, the return of goods, the sale or lease of which have given rise to such Receivables. Borrower shall promptly notify Lender of and shall settle all customer disputes; however, if Lender elects, it shall have the right at all times to settle, compromise, adjust or litigate all customer disputes directly with the customer or other complainant upon such terms and conditions as Lender deems advisable including but not limited to the right to surrender, release or exchange all or any part of any Receivable owed by a customer to Borrower, and to compromise or extend or renew for any period any such Receivable, all without incurring liability to Borrower for its performance of any such acts and Lender hereby shall have the right to stop goods in transit or to replevy or to reclaim such goods. All returned, replevied and reclaimed goods (unless released by Lender) coming into Borrower's possession shall be held by Borrower in trust for Lender. Borrower shall notify Lender promptly of all such returned goods and shall promptly pay to Lender an amount equal to the gross amount of the unpaid Receivables arising from the initial sale of such goods.

         If any receivable is not paid within ninety-one days from the date of the Lender's advance with respect thereto, or if any customer raises any claim of non-conformity of goods, total or partial failure of delivery, setoff, counterclaim, or breach of warranty or any other claim inconsistent with Borrower's warranties as made below, Borrower will, upon demand, pay Lender an amount equal to the gross amount of the Receivable so affected or unpaid, together with any damages or loss sustained by Lender and any accrued but unpaid interest, fees, or other charges due Lender, however, such payment may not be deemed a reassignment of such receivable nor of the goods whose sale gave rise to such receivable until and unless Lender executes a reassignment. Lender may, at any time and from time to time, notify any parties obligated on any of the Receivables to make payment to Lender of any amount due or to become due thereunder, and enforce collection of any of the Receivables by suit or otherwise, as hereinbefore provided. Upon request of Lender, Borrower will, at its own expense, notify any parties obligated on any of the Receivables to make payment to the Lender of any amounts due or to become due thereunder.

         Borrower hereby appoints and constitutes Lender as its attorney-in-fact to receive, open, and dispose of all mail addressed to Borrower pertaining to any of the Collateral; to notify the postal authorities to change the address and delivery of mail addressed to Borrower to such address as Lender may designate; to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders and other evidences of payment of collateral that may come into Lender's possession and to deposit or otherwise collect the same; to sign Borrower's name on any bill of lading relating to any Collateral, on drafts against customers, listings of Receivables, and notices to customers; to prepare and mail invoices to Borrower's customers to send verification of accounts to customers; to execute in Borrower's name any affidavits and notices with regard to any and all lien rights, and to do all other acts and things necessary to carry out this Agreement or to deal with the Collateral or proceeds thereof in its own name or in the name of the Borrower. All acts of said attorney-in-fact are hereby ratified. This power, being coupled with an interest, is irrevocable while Borrower is indebted to Lender.

         4. Remittance by Borrower. Unless the Lender shall otherwise consent in writing, Borrower will forthwith upon receipt, transfer and delivery to Lender in the form received, all cash, checks, chattel paper, drafts, items or other instruments for the payment of money (properly endorsed where required, so that such items may be collected by Lender) which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any Collateral. Unless Lender shall otherwise consent in writing, any such items which may be thus received by Borrower shall not be commingled with any other of Borrower's funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Lender until delivery is made to Lender. Borrower shall comply with the terms and conditions of any consent given by Lender pursuant to the provisions of this paragraph. Checks, drafts and any other non-cash instrument for the payment of money shall be credited to the Note on day of receipt by Lender, if a business day, or if not a business day, on the first business day following receipt. All such collections shall be applied to the Borrower's obligations under the Note and hereunder in such order of application as the Lender may elect until all of the Liabilities are paid in full. The excess of amounts actually collected by the Lender after all Liabilities are paid in full shall be paid to the Borrower. Periodically, but in no event less frequently than monthly, Lender shall deliver to Borrower a statement of account and such statement shall be binding and conclusive upon Borrower unless Borrower notifies Lender to the contrary within ten (10) days after the date each statement is rendered.

         5. Warranties of Borrower. Borrower hereby represents and warrants to Lender that the Collateral is and will be free and clear of any and all liens, security interests and encumbrances; that Borrower has and will have the right to convey the Collateral as security for the Liabilities, free and clear of any and all liens, security interests and encumbrances; that Borrower will keep the Collateral free from any liens, encumbrances or security interests whatsoever, other than the security interest hereunder, that Borrower will promptly pay or discharge all taxes assessed against the Collateral and all liens which may attach thereto; that any and all information set forth in any writing heretofore or hereafter delivered to Lender by Borrower pertaining to the Collateral or Liabilities is and will be true and correct as of the date thereof; that the Receivables will be, at the time of their creation, bona fide and existing obligations of Borrower's customers arising out of the sale of goods and/or rendition of services by Borrower and are owned by and owed to Borrower without defense, offset, or counterclaim; that Borrower is solvent; that with regard to each Receivable as its arises Borrower will have made delivery of the goods or will have rendered the services ordered, the customer will have accepted the goods and/or services, no customer dispute will exist in any respect, including without limitation, disputes as to price, terms, warranties, quality or quantity, and claims of setoff, release from liability or defense based upon any act of God or a public enemy or war or because of the requirements of law or of rules, orders or regulations having the force of law; that Borrower will have preserved and will continue to preserve any liens and any rights to liens available by virtue of sales; that Borrower's inventory is not subject to any security interest, lien or encumbrance; if a corporation, that Borrower is duly organized and existing under the laws of the State of its incorporation, and is duly qualified and in good standing in every other State in which it is doing business as a corporation; that the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's charter, bylaws or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which it is bound; that without prior written notice to Lender, Borrower will not obtain any loans, advances or other financial accommodations or arrangements from any party other than Lender and will not encumber any of its assets; that without prior written consent of Lender, Borrower will not reorganize, merge or consolidate, or issue or sell or redeem any of its common stock, or permit the transfer whether by operation of law or otherwise, by the present shareholders of Borrower to any other person or entity any or all of the common stock of Borrower outstanding or in treasury as of the date hereof; that there is no pending order, notice, claim, litigation, proceedings or investigation against or affecting the Borrower whether or not covered by insurance, that would materially and adversely affect Borrower's operations, financial condition, property or business; that Borrower will not sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets; that no account arises out of a contract with, or order from, an account debtor that, by its terms, forbids or makes the assignment of that account to the Lender void or unenforceable; that the representations and warranties made hereunder by Borrower are true on the date hereof and will be true on the date of each loan advance by Lender hereunder, that Borrower's address as shown above is the location of Borrower's principal place of business, that such place of business is Borrower's only place of business, and that Borrower has not maintained any other place of business or principal place of business or corporate or trade name during the four (4) years immediately preceding the date of the execution of this agreement, unless having notified Lender in writing of all previous addresses and names;

         6. Duties and Further Assurances of Borrower. Borrower covenants and agrees that, so long as any of the Liabilities remain outstanding and unpaid, it shall:

         (a) Financing Statements - Execute upon request of Lender such financing statements and other documents and pay the cost of filing or recording the same, and do such other acts and things as the Lender may from time to time request to establish and maintain a valid security interest of Lender in the Collateral.

         (b) Inspection - Permit the Lender, its agents and employees, from time to time, to inspect, audit and make copies of and extract from all records and other papers in the possession of Borrower, including but not limited to those pertaining to the Collateral and Borrower's debtors, and upon request of Lender, all such records and papers, including copies of customer invoices and evidence of shipment and such other documents and proof of delivery/rendition as Lender may at any time require.

         (c) Financial Statements - Furnish to Lender on or before the 45th day after the end of each month, financial statements in form and substance satisfactory to Lender and certified by an appropriate officer or representative of Borrower, upon Borrower's Failure to provide the aforementioned financial statements, Lender may request, and Borrower shall furnish to Lender annually on or before the sixtieth (60th) day after the end of Borrower's fiscal year, a financial statement in form and substance satisfactory to Lender and reviewed by a certified public accountant acceptable to Lender;

         (d) Records Retention - Keep at its address shown herein its records concerning the Collateral, which records shall be of such character as will enable the Lender to determine at any time the status of the Collateral;

         (e) Information - Furnish such information and document concerning Borrower, the Collateral and Borrower's debtors as Lender may from time to time request;

         (f) Borrower shall keep the Collateral fully insured against fire, theft, and other casualty with loss payable to Lender, and shall pay all premiums promptly when the same become due and shall pay all taxes and other charges against said Collateral promptly when the same become due. Should the undersigned fail to pay any of said premiums or taxes or other charges, or should the Collateral become encumbered, Lender may pay the same and add them to the Liabilities hereby secured. Lender is authorized to receive the proceeds of any insurance loss at the option of Lender shall apply such proceeds toward either the repair or replacement of said Collateral or the payment of the Liabilities secured hereby.

         (g) Closing Costs - Borrower will pay all costs of closing the Loan Agreement and Security Agreement and will reimburse Lender during the period of financing for out-of-pocket or advanced expenses including but not limited to long distance phone calls and travel.

         7. Defaults. If Borrower fails to pay when due any amount payable under any of the Liabilities; or if any assigned Receivable is not paid in full within 91 days from the date Lender had made an advance with respect thereto; or if Borrower or any guarantor of Borrower's obligations hereunder fails to perform or breaches any agreement or undertaking herein or is in default under any writing relating to any of the Liabilities, Collateral or any other agreement between Lender or Borrower; or if any guarantor of the Liabilities terminates or attempts to terminate such guaranty, or if the Collateral declines in value or for any reason becomes insufficient in Lender's sole and exclusive judgment to secure the Liabilities an Borrower, after demand, fails or refuses to substitute and/or made additions to Collateral satisfactory to Lender; of if any statement, representation or warranty made or furnished to Lender by or in behalf of Borrower with respect to Liabilities or Collateral be untrue or incomplete in any material respect as to the date made or if Borrower becomes in solvent or makes an assignment for the benefit of creditors; or if any proceeding be instituted by or against Borrower alleging that it is insolvent or makes an assignment for the benefit of creditors; or if any proceeding be instituted by or against

Borrower alleging that it is insolvent or unable to pay debts as they mature; or if any Receiver be appointed for Borrower; or if any litigation against Borrower that might materially and adversely affect its operations, financial condition, property or business, or if a creditor of the Borrower shall obtain or attempt to obtain possession of the Collateral by any means; or if any other circumstance or event occurs which shall cause Lender to deem itself insecure, then Borrower shall be in default hereunder.

         8. Rights of Lender on Default. In the event of a default hereunder, at the option of the Lender, the Borrower's rights under this Agreement shall terminate without prejudice; to Lender's rights hereunder, and, without notice to Borrower of any kind, and any or all of the Liabilities shall be, at the option of Lender and without notice of any kind be immediately due and payable, and Lender shall have in addition to all other rights and remedies which Lender may have under law, the following rights and remedies all of which may be exercised with or without further notice to Borrower: to foreclose the liens and security interests created under this Agreement or under any other agreements relating to the Collateral by any available judicial or non-judicial procedure; to enter any premises where Collateral may be located for the purpose of taking possession or removing the same; to sell, assign, lease or otherwise dispose of the Collateral, or any part thereof, either at public or private sale or at any broker's board, in lots or in bulk for cash, on credit, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as Lender in its sole discretion may deem advisable, and Lender may bid upon or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived by Borrower, and Lender shall have the right at its option to apply or be credited with the amount of all or any part of the Liabilities owing to Lender against the purchase price bid by the Lender at any such sale. the net cash proceeds resulting from the collection, liquidations, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorney's frees) of retaking, h holding, storing, processing and preparation for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities, with application as to particular Liabilities or against principal or interest to be in Lender's sole and absolute discretion. The Borrower shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral and Lender in turn agrees to remit to Borrower any surplus remaining after Liabilities have been paid in full. If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Collateral without such processing. The Borrower will, at Lender's request, assemble all the Collateral and make it available to Lender at places which Lender may select, whether at Borrower's premises or elsewhere, and will make available to Lender all premises and facilities of the Borrower for the purpose of Lender's taking possession of the Collateral or of removing or putting the Collateral in saleable form. To facilitate the exercise by Lender of the rights and remedies set forth in this paragraph, Borrower hereby constitutes Lender, or its agents, or any other person whom Lender may designate, as attorney-in-fact for Borrower, at Borrower's own cost and expense, to exercise all or any of the following powers, which being coupled with an interest shall be irrevocable, shall continue until all Liabilities have been paid in full and shall be in addition to any other rights and remedies that Lender any have (i) to remove from any premises where the same may be located, any and all documents, instruments, files, and records, and any receptacles and cabinets containing the same, relating to Collateral, and Lender may at Borrower's cost and expense, use such of personnel, supplies and space of Borrower at its place of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; and (ii) to take or bring in Lender's name or in the name of the Borrower all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or to realize upon the Collateral. No delay or failure on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. the Lender shall be under no duty to exercise any or all of the rights and remedies given by this Agreement and no party to this Agreement shall be discharged from his or its obligations or undertakings thereunder (a) should the Lender release or agree not to sue any person against whom the party has a right or recourse or
(b) should the Lender agree to suspend the right to enforce the Note given to Lender by Borrower or Lender's interest in the Collateral against such persons or otherwise discharge such persons.

         9. Business Use. Borrower represents and warrants that Lender's loan or loans to Borrower will be used for nonconsumer purposes and not for personal, family or household purposes.

         10.      (a)      Applicable Law. The substantive  Laws of the State of
Massachusetts shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

                  (b) Binding Effect, Assignment and Entire Agreement. This Agreement shall insure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrower has no right to assign any of its rights or obligations hereunder without prior written consent of the Lender. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of the party sought to be charged.

                  (c) Severability. If any provision of this Agreement shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and to this end, the provisions hereof are severable.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                  (e) Seal. This Agreement is intended to take effect as an instrument under seal.


The effective date of this Agreement shall be June 7, 1996.

                                      Annie's Homegrown, Inc. f/k/a Annie's Inc.
                                      ------------------------------------------
                                                (Name of Company)


ATTEST:

                                      By: /s/                           , CFO
- ----------------------------------       ---------------------------------------
(Corporate Seal)
                                      ACCEPTED:

                                      Presidential Financial Corporation of
                                      Massachusetts

                                      By: /s/                           , EVP
                                         ---------------------------------------
                                                                        (title)







                      LOAN AGREEMENT AND SECURITY AGREEMENT
                      -------------------------------------


                               INVENTORY ADDENDUM
                               ------------------


         This Inventory Addendum (hereinafter referred to as the "Addendum") dated this 7th day of June, 1996, is hereby made a part of and incorporated into that certain Loan Agreement and Security Agreement (the "Agreement") dated August 30, 1991 between Presidential Financial Corporation of Massachusetts (hereinafter "Lender") and Annie's Homegrown, Inc. f/k/a Annie's, (hereinafter referred to as "Borrower"):


                                   WITNESSETH

         For and in consideration of the entry by Lender into the Agreement and the covenants contained therein and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Borrower and Lender, the parties agree as follows:

         1. Request for Loan. From time to time the Borrower may request, and the Lender in its sole discretion may loan the Borrower an amount not to exceed three hundred thousand and no/100 ($300,000.00) DOLLARS, or such greater or lesser amount as Lender may from time to time establish; provided, however, that the total principal amount of such loan or advances hereunder and under the Agreement shall not exceed Borrower's maximum line of credit under the Agreement as determined in Lender's sole discretion. All loans and advances made by Lender hereunder shall be evidenced by the demand Promissory Note (the "Note") executed by Borrower pursuant to the Agreement. Interest and service charges on such loans shall be charged by Lender and paid by Borrower at such rates and at such times as provided in the Note or in the Agreement. All terms of the Agreement and the Note, and all covenants, representations and warranties of Borrower therein are hereby incorporated herein by express reference as if fully set forth herein, and all definitions of terms in the Agreement shall apply to such same terms or phrases used herein. The term "Control" used in the Agreement shall include, without limitation, the Borrower's Inventory, as defined below. In the event of any conflict between the terms herein and in the Agreement, the terms of the Agreement shall control. Lender's rights and remedies, and Borrower's covenants, warranties and representations under the Agreement, the Note and this Addendum, shall be cumulative.

         2. Security Interest. To secure the payment and performance by Borrower of all of its obligations hereunder, under the Note and under the Agreement, Borrower grants, assigns, pledges and gives to Lender a security interest in and to all Borrower's presently owned and hereafter acquired: finished goods and inventory, packing and shipping supplies, all goods intended for sale or used by Borrower or to be furnished by Borrower under contracts of service, including all raw materials, goods in process, materials and supplies of every nature used or useable in connection with the manufacture, shipping, advertising, selling, leasing or furnishing of such goods, all documents evidencing or representing the same and all documents of title, all negotiable and non-negotiable warehouse receipts representing the same and all products and proceeds of the foregoing, and all other items customarily classified as inventory (all of the foregoing hereinafter collectively referred to as "Inventory"). Lender's security interest shall continue through all stages of manufacture and, without further action, will attach to all monies, raw materials, goods in process, finished goods, products, accounts and other proceeds resulting from the sale or other disposition thereof and to all inventory that may be rejected, returned, repossessed or stopped in transit.

         3.       Obligations of Borrower.

                  3.1 Loan. Until all obligations of Borrower under the Agreement, the Note and hereunder are satisfied, Lender's security interest in inventory will be and continue in full force and effect. Lender may from time to time loan to Borrower, on Borrower's request, such amount as Lender, in its sole discretion, may deem advisable, but in any event not more than the Loan Value (as defined below) of Inventory. If at any time the aggregate amount of outstanding loans under this Addendum exceeds the Loan Value of Inventory whether as a result of the sale of any Inventory, the diminution of the value of any Inventory, or any other cause, Borrower will repay sufficient of the loans made to it by Lender hereunder. As used in this Addendum: (a) the term "Value" means the cost or market value, whichever is lower, of Inventory deemed acceptable by Lender, in its sole discretion and (b) the term "Loan Value" means the lesser of (1) ________ percent (____%) of the Value of the Inventory or (2) Borrower's maximum Inventory line of credit from time to time established by Lender under paragraph 1 hereof.

                  3.2 Insurance. Borrower, at its sole expense, shall keep and maintain the Inventory insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties and interest in properties in similar businesses. All policies shall be in form, with companies and in amounts satisfactory to Lender. Borrower shall deliver to Lender true and correct copies of the policies as well as such evidence of insurance as Lender may from time to time require, and, on Lender's request, evidence of payment of all premiums therefor. Each of the policies shall contain an endorsement in a form satisfactory to Lender showing loss payable to Lender and all proceeds payable under the policies shall be payable to Lender, upon receipt of proceeds by Lender the same shall be applied on account of the obligations hereunder and under the Agreement and the Note. To further secure payment of such obligations, Borrower (a) grants Lender a security interest in and to all the policies and the proceeds thereof; and (b) shall direct all insurers under the policies to pay all proceeds directly to Lender. Each insurer shall agree, by endorsement upon the policy issued by it or by independent instruments furnished to Lender, that it will give Lender at least ten (10) days' written notice before any policy shall be altered or cancelled and that no act or default of Borrower or any other person shall affect the rights of Lender to recover under the policies.

         4. Additional Representations and Warranties. In addition to the representations and warranties contained in the Agreement, Borrower represents and warrants to and covenants and agrees with Lender that (except as otherwise specified in the Agreement): (a) Inventory shall be kept only at the following locations(s):___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Borrower will promptly notify Lender in writing of any change in location of any place of business or of the Inventory, or the establishment of any new place of business; (b) immediately upon each demand by Lender therefor, Borrower shall execute and deliver to lender designations of Inventory specifying Borrower's cost of Inventory, the market value thereof and such other matters and information relating to Inventory as Lender may from time to time request; (c) Borrower now keeps and shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto; (d) all Inventory is and shall be new Inventory of goods and shall be of merchantable quality, free from defects; (e) Inventory is not and shall not be stored with a bailee, warehouseman or similar party without Lender's prior written consent and in such event Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender's name evidencing the storage of such Inventory; and (f) Lender and its agents and representatives may, upon demand, during Borrower's usual business hours: (i) inspect and examine Inventory and check and test the same as to quality, quantity, value and condition; and (ii) inspect, audit, check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Borrower's Inventory or to any other transactions between the parties hereto.

         5. Revisions. Borrower agrees that the percentage of Value advanced, the acceptability and Value of Inventory and the period during which such advances are to remain outstanding are and shall be entirely in Lender's sole discretion and that Lender shall have the right at any time to revise any limit placed by Lender upon the amount of such advances or upon the valuation of inventory or Lender may, in its sole discretion, refuse to make further advances. If Inventory remains in stock for a period of time which Lender in its sole judgment deems excessive, such Inventory may, at Lender's option, be considered to be of no value for the purposes of loans or advances although the same remains in stock and Lender retains its lien thereon according to the terms and provisions of the Agreement, and this Addendum.

         6. Sale of Inventory. Until a default by Borrower, Borrower may, subject to the provisions of the Agreement and this Addendum, and not in a manner inconsistent therewith or unlawful, sell finished Inventory, but only in the ordinary course of Borrower's business; however, in no event shall borrower make any sale of Inventory which would cause a breach of Borrower's warranties, representations and covenants under Section 4 of this Addendum and in the Agreement. A sale of Inventory in the ordinary course of Borrower's business does not include a transfer in partial or total satisfaction of a debt owing by Borrower. Borrower agrees to report the receipt or creation of all sales or other dispositions of Inventory to lender and promptly deliver such proceeds to Lender. Lender's security interest hereunder shall attach to all proceeds

(whether represented by cash, checks, drafts, notes, chattel paper, open accounts or otherwise) of all sales or other dispositions of Borrower's Inventory.

         7. Notes. At Lender's sole discretion, Borrower's obligations in respect of loans made under the Agreement, this Addendum, or in respect of the Inventory shall be evidenced by promissory notes in form satisfactory to lender. Such loans shall bear interest at the rate and shall be subject to the terms and conditions (including adjustments and minimums) provided in the Agreement, Note and promissory notes delivered by Borrower pursuant hereto.

         8. Expenses. Borrower hereby authorizes Lender to pay charge to Borrower any amounts Lender deems necessary for any processing or finishing of Inventory in order to obtain a release of such Inventory from any processor, mechanic, artisan or finisher. Borrower hereby agrees to pay Lender all of its expenses of processing, finishing, selling and storing, handling, insuring and shipping the Inventory and any and all other costs and expenses which Lender may incur in protecting or enforcing its security interest in the Inventory or the proceeds or products thereof. All sums payable by Borrower under this paragraph shall be due on demand, deemed a part of the obligations and liabilities of Borrower under the Agreement, the Note, and this Addendum, and secured by the Receivables and the Inventory.

         9. Default. In the event of a Default by Borrower, Lender may (in addition to exercising rights under the Agreement and the Note), at its sole election and without demand enter, with or without process of law, any premises where Inventory might be and, without breach of the peace and without charge or liability or Lender therefor: (a) take possession of the Inventory and Collateral and use or store it in said premises or remove it to such other place or places as Lender may deem convenient, all until completion of enforcement, under the Uniform Commercial Code or other applicable law, or Lender's security interest in Inventory and Collateral; (b) take possession of all or part of such premises and the Inventory and Collateral and place a custodian in the exclusive control thereof until completion of enforcement, under the Uniform Commercial Code or other applicable law, or Lender's security interest in the inventory and Collateral or until Lender's removal of the Inventory and Collateral to such other place or places as Lender may deem convenient; (c) remain on such premises and use the same, together with Borrower's materials, supplies, books and records, for the purpose of liquidating or collecting such Inventory and Collateral and conducting and preparing for disposition of such Inventory and Collateral, or (d) remove the same to such place or places as Lender may deem convenient for the purpose of Lender's using the same in connection with Lender's liquidation and collection of such Inventory and Collateral and to conduct and prepare for the disposition of such Inventory and Collateral (and Borrower grants Lender a security interest in all Borrower's materials, supplies, books and records for such purpose and those described above). In connection with Lender's sale of such Inventory and Collateral the same may be sold in its then condition or after further manufacturing, processing or preparation thereof, utilizing in connection therewith, without charge or liability to Lender therefor, any and all of Borrower's assets. The exercise by Lender of one or more remedies specified herein or available under the law shall not prevent Lender from exercising any other remedy thereafter or concurrently. Lender shall have the right to exercise all remedies under law, whether or not specified herein.

         10. Release. Lender shall not be liable or responsible for and Borrower hereby releases Lender from any and all causes of action or claims which Borrower may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (a) the safekeeping of Inventory; (b) any damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value of Inventory; or (d) any act of default of any carrier, warehouseman, bailee or forwarding agency thereof or other person whomsoever. All risk of loss, damage or destruction of Inventory shall be borne by Borrower.

      The effective date of this Inventory Addendum shall be June 7, 1996.

                                    BORROWER



                                     Annie's Homegrown, Inc. f/k/a Annie's, Inc.
                                     -------------------------------------------
                                                (Name of Corporation)


(Corporate Seal)                            by:  /s/
                                                --------------------------------
ATTEST                                      Title:  CFO
                                                   -----------------------------

- ---------------------------------

                                     ACCEPTED

                                     PRESIDENTIAL FINANCIAL CORPORATION
                                     OF MASSACHUSETTS


                                     by: /s/
                                        ----------------------------------------
                                     Title: EVP
                                           -------------------------------------




371EDF482/2.265490-1